                                                                   EXHIBIT 3.1

                                    RESTATED

                            ARTICLES OF INCORPORATION

                                       OF

                             NOVELLUS SYSTEMS, INC.


        Robert F. Graham and Joseph F. Dox hereby certify that:

        1. They are the duly elected and acting President and Secretary, respectively, of Novellus Systems, Inc., a California corporation (the "Corporation").

        2. The Articles of Incorporation of the Corporation are amended and restated to read in full as follows:

                                    ARTICLE I

                                      NAME

        The name of this Corporation is Novellus Systems, Inc.


                                   ARTICLE II

                                     PURPOSE

        The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business, or the practice of a profession permitted to be incorporated by the California Corporations Code.


                                   ARTICLE III

                                      STOCK

        The Corporation is authorized to issue two classes of shares to be designated respectively "Preferred" and "Common". The total number of Preferred shares authorized is 10,000,000, and the total number of Common shares authorized is 20,000,000.

        The Preferred shares authorized by these Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors is authorized to determine or alter any or all of the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred shares, and to fix or alter the number of shares comprising any such series and the designation thereof, or any of them, and to provide for the rights and terms of redemption or conversion of the shares of any such series.

                                   ARTICLE IV

                             LIABILITY OF DIRECTORS

        The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                                    ARTICLE V

                            INDEMNIFICATION OF AGENTS

        The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) for breach of duty to the Corporation and its stockholders through bylaw provisions, through agreements with the agents, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

        3. The foregoing amendment and restatement of articles of incorporation has been duly approved by the Board of Directors of the Corporation.

        4. The foregoing amendment and restatement of articles of incorporation has been duly approved by the required vote of the shareholders of this corporation in accordance with Section 902 of the California General Corporation Law.

        The total number of outstanding shares of this Corporation entitled to vote with respect to the foregoing amendment was 5,412,730 shares of Common Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required was more than 50%. No preferred shares are outstanding.

                                            /s/ Robert F. Graham
                                            ------------------------------------
                                            Robert F. Graham, President


                                            /s/ Joseph F. Dox
                                            ------------------------------------

                                            Joseph F. Dox, Secretary



        The undersigned certify under penalty of perjury that they have read the foregoing certificate and know the contents thereof, and that the statements therein are true.

        Executed at San Jose, California, on August 18, 1988.

                                            /s/ Robert F. Graham
                                            ------------------------------------
                                            Robert F. Graham, President


                                            /s/ Joseph F. Dox
                                            ------------------------------------
                                            Joseph F. Dox, Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                      RESTATED ARTICLES OF INCORPORATION OF

                             NOVELLUS SYSTEMS, INC.


        Robert F. Graham and Joseph F. Dox hereby certify that:

        1. They are the President and Secretary, respectively, of Novellus Systems, Inc., a California corporation.

        2. Articles IV of the Restated Articles of Incorporation of this corporation is amended to read in its entirety as follows:

                                       "IV

                SECTION 4.1. LIMITATION OF DIRECTORS' LIABILITY. The liability of the directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

                SECTION 4.2. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under California law.

                SECTION 4.3. REPEAL OR MODIFICATION. Any repeal or modification of the foregoing provisions of this Article IV by the shareholders of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such repeal or modification."

        3. Article V of the Restated Articles of Incorporation is deleted in its entirety.

        4. The foregoing amendment to the Restated Articles of Incorporation of this corporation has been duly approved by the Board of Directors of this corporation.

        5. The foregoing amendment of the Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with
Section 902 of the California Corporations Code. The total number of outstanding shares of the corporation is 5,464,365 shares of Common Stock. The number of shares voting in favor of the amendment equalled or exceeded the vote required. The percentage vote required was more than 50%.

        We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

        Dated as of April 28, 1989.

                                            /s/ Robert F. Graham
                                            ------------------------------------
                                            Robert F. Graham, President


                                            /s/ Joseph F. Dox
                                            ------------------------------------
                                            Joseph F. Dox, Secretary

                             NOVELLUS SYSTEMS, INC.

                           CERTIFICATE OF AMENDMENT OF

                       RESTATED ARTICLES OF INCORPORATION


        Robert Graham and Joseph Dox certify that:

        1. They are the President and the Secretary, respectively, of NOVELLUS SYSTEMS, INC., a California corporation.

        2. Article III of the Articles of Incorporation of this corporation is amended in its entirety to read as follows:

                                      "III.

                This corporation is authorized to issue two classes of shares of stock to be designated respectively "Preferred" and "Common". The total number of Preferred shares authorized is 10,000,000 and the total number of Common shares authorized is 40,000,000. Upon the amendment of this
        Article III as herein set forth, each outstanding share of Common Stock of this corporation is split up and converted into two (2) shares of Common Stock."

                The Preferred shares authorized by these Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors is authorized to determine or alter any of the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred shares, and to fix or alter the number of shares comprising any such series and the designation thereof, or any of them, and to provide for the rights and terms of redemptions or conversion of the shares of any such series."

        3. The foregoing amendment of the Restated Articles of Incorporation was duly approved by the Board of Directors on July 13, 1990.

        4. The foregoing amendment to the Restated Articles of Incorporation is to effect a two-for-one stock split and a proportionate increase is authorized in the authorized number of shares of Common Stock, and pursuant to Section 902(c) of the California Corporations Code shareholder approval is not required for this action. The corporation has only one class of shares outstanding, to wit, Common Shares.

        5. The foregoing amendment of the Restated Articles of Incorporation of Novellus Systems, Inc. shall become effective at the close of business on August 1, 1990.

        Each of the undersigned further declares under penalty of perjury under the laws of the State of California that the matters set forth in the foregoing certificate are true of his own knowledge.

        Executed on July 17, 1990 at San Jose, California.

                                            /s/ Robert F. Graham
                                            ------------------------------------
                                            Robert F. Graham, President


                                            /s/ Joseph F. Dox
                                            ------------------------------------
                                            Joseph F. Dox, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                             NOVELLUS SYSTEMS, INC.
                           (A CALIFORNIA CORPORATION)


        The undersigned Richard S. Hill and Robert H. Smith certify that:

        1. They are the Chief Executive Officer and Secretary, respectively, of NOVELLUS SYSTEMS, INC., a California corporation (the "Corporation").

        2. The first paragraph of Article III of the Restated Articles of Incorporation of the Corporation is amended to read as follows:

                "This corporation is authorized to issue two classes of shares of stock to be designated respectively "Preferred" and "Common". The total number of Preferred shares authorized is 10,000,000 and the total number of Common shares authorized is 80,000,000. Upon the amendment of this Article III as herein set forth, each outstanding share of Common Stock of this corporation is split up and converted into two (2) shares of Common Stock."

        3. The foregoing amendment of the Restated Articles of Incorporation was duly approved by the Board of Directors on September 19, 1997.

        4. The foregoing amendment to the Restated Articles of Incorporation is to effect a two-for-one stock split and a proportionate increase is authorized in the authorized number of shares of Common Stock. The Corporation has only one class of shares outstanding, Common Stock. Pursuant to Section 902(c) of the California Corporations Code shareholder approval is not required for this action.

        5. The foregoing amendment of the Restated Articles of Incorporation of Novellus Systems, Inc. shall become effective at the close of business on September 29, 1997.

        IN WITNESS WHEREOF, the undersigned have executed this certificate on September 26, 1997.


                                     /s/ Richard S. Hill
                                     -------------------------------------------
                                                  Richard S. Hill
                                             Chairman of the Board and
                                              Chief Executive Officer


                                     /s/ Robert H. Smith
                                     -------------------------------------------
                                                    Robert H. Smith
                                       Executive Vice President, Finance and
                                     Administration, Chief Financial Officer and
                                                       Secretary

        Each of the undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

        Executed on this 26th day of September, 1997, at San Jose, California.


                                     /s/ Richard S. Hill
                                     -------------------------------------------
                                                  Richard S. Hill
                                             Chairman of the Board and
                                              Chief Executive Officer


                                     /s/ Robert H. Smith
                                     -------------------------------------------
                                                    Robert H. Smith
                                       Executive Vice President, Finance and
                                     Administration, Chief Financial Officer and
                                                       Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                             NOVELLUS SYSTEMS, INC.
                           (A CALIFORNIA CORPORATION)


        The undersigned Richard S. Hill and Robert H. Smith certify that:

        1. They are the Chief Executive Officer and Secretary, respectively, of NOVELLUS SYSTEMS, INC., a California corporation (the "Corporation").

        2. The first paragraph of Article III of the Restated Articles of Incorporation of the Corporation is amended to read as follows:

                "This corporation is authorized to issue two classes of shares of stock to be designated respectively "Preferred" and "Common". The total number of Preferred shares authorized is 10,000,000 and the total number of Common shares authorized is 240,000,000. Upon the amendment of this Article III as herein set forth, each outstanding share of Common Stock of this corporation is split up and converted into three (3) shares of Common Stock."

        3. The foregoing amendment of the Restated Articles of Incorporation was duly approved by the Board of Directors on December 17, 1997.

        4. The foregoing amendment to the Restated Articles of Incorporation is to effect a three-for-one stock split and a proportionate increase is authorized in the authorized number of shares of Common Stock. The Corporation has only one class of shares outstanding, Common Stock. Pursuant to Section 902(c) of the California Corporations Code shareholder approval is not required for this action.

        5. The foregoing amendment of the Restated Articles of Incorporation of Novellus Systems, Inc. shall become effective at the close of business on December 30, 1999.

        IN WITNESS WHEREOF, the undersigned have executed this certificate on December 22, 1999.


                                     /s/ Richard S. Hill
                                     -------------------------------------------
                                                  Richard S. Hill
                                             Chairman of the Board and
                                              Chief Executive Officer


                                     /s/ Robert H. Smith
                                     -------------------------------------------
                                                    Robert H. Smith
                                       Executive Vice President, Finance and
                                     Administration, Chief Financial Officer and
                                                       Secretary

        Each of the undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

        Executed on this 22nd day of December, 1999, at San Jose, California.



                                     /s/ Richard S. Hill
                                     -------------------------------------------
                                                  Richard S. Hill
                                             Chairman of the Board and
                                              Chief Executive Officer


                                     /s/ Robert H. Smith
                                     -------------------------------------------
                                                    Robert H. Smith
                                       Executive Vice President, Finance and
                                     Administration, Chief Financial Officer and
                                                       Secretary